UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 11, 2017

Rosetta Stone Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34283	43837082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1621 North Kent Street, Suite 1200, Arlington, Virginia 22209
(Address of principal executive offices, including zip code)
703-387-5800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 7.01.     Regulation FD Disclosure

On September 14, 2017, Rosetta Stone Inc. (the "Company") will participate in the BMO Capital Markets 17th Annual Back to School Conference (the “Conference”). The Company has prepared a presentation for use at the Conference and various other meetings with individual investors and analysts. A copy of this presentation will also be posted on the Rosetta Stone website at http://investors.rosettastone.com.

A copy of the investor presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure. In accordance with General Instruction B.2 of Form 8-K, the information furnished in this Current Report on Form 8-K, including the exhibits attached, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or under the Exchange Act, regardless of any general incorporation language in any such filing, except and only to the extent as shall be expressly set forth by specific reference in such filing.

The statements in the investor presentation attached hereto as Exhibit 99.1 include statements that may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based. Such statements can be identified by non-historical statements and often include words such as “outlook,” “potential,” "believes," "expects," "anticipates," "estimates," "intends," "plans," "seeks" or words of similar meaning, or future-looking or conditional verbs, such as "will," "should," "could," "may," "might, " "aims," "intends," or "projects”. Management cautions that any such forward-looking statements are not guarantees of future performance, and readers cannot assume that such statements will be realized or the forward-looking events and circumstances will occur. Factors that might cause such a difference include, without limitation, the risks and uncertainties discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K, and discussed from time to time in the Company’s reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

Item 9.01.              Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Description of Exhibit

99.1	Rosetta Stone Inc. Presentation dated September 14, 2017, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2017

ROSETTA STONE INC.
By:	/s/ Sonia Galindo
Name: Sonia Galindo
Title: General Counsel and Secretary